Exhibit 10.2

EXECUTIVE SUMMARY	ABIGAIL PROPERTY

ABIGAIL PROPERTY

EXECUTIVE SUMMARY

JUNE 2010

By: Donald Théberge, Eng., M.B.A

SOLUMINES

EXECUTIVE SUMMARY	ABIGAIL PROPERTY

PROPERTY, DESCRIPTION AND LOCATION

The property is located in the James Bay region of the Province of Quebec, Canada, and more precisely in the Nemaska area. It is covered by NTS sheets 32O/12 and 32O/13. It is made up of 222 map-designated cells totalling 11,844 ha or 118.5 km2, with 160 claims registered in the name of Nicole Arpin and 62 cells registered in the name of Alain Champagne, who holds a 100% interest in the property. Expiry dates ranges from January 11, 2012 to May 15, 2012. To keep the claims in good standing, $266,400 will be required in exploration work and $11,544 will have to be paid as mining duties. There is currently no excess credit accumulated on the property. The claims list is annexed to this summary.

The Abigail property is easily accessible, as the ‘’Route du Nord’’ crosses the south part of the property. This road originates in the town of Chibougamau, approximately 280 km to the SSE, and leads to the village of Nemaska and the Route de la Baie-James. A Hydro-Québec powerline has been built along the “Route du Nord” in the region of the Abigail property. The village of Nemaska and the Relais Routier CCDC located respectively 35 and 15 km to the west may be used to house workers and service the property. The Nemiscau airport, located 20 km west, is serviced by Air Creebec and chartered flights. The property is covered by the cellular network operated by Bell Mobility, Telebec and Telus. The location map and claims map are annexed at the end of this summary.

HISTORY

The only exploration work reported on the property was done by the MRNFQ, and consist of geological mapping by Valiquette, first reported in RP 500(a) and RP 518(a); these two reports were merged in 1975 in RG 158. The geology of the property as shown in the figure entitled “Property Geology and Diamond Drilling” is from the geological survey done by Valiquette. The Valiquette map is the only published map that covers the area to date. Around 1997-1998, the MRNFQ released the results of a large-scale lake bottom sediment survey. The results are now included in the MRNFQ Sigeom database.

Recent work done by Golden Goose Resources outlined the Nisk-1 deposit, approximately 6.5 km to the SE of the Abigail property. NI 43-101 compliant resources were evaluated by RSW, and are shown in Table 1 on the next page. This deposit is now owned by Nemaska Resources, who bought Golden Goose’s interest in all its claims in the James Bay area in 2009. In May 2010, Nemaska Exploration reported NI 43-101 resources estimated by Geostat System International on the Whabouchi property; this deposit contains Li2O and BeO and is located 1.5 km to the W of the Abigail property. Resources are shown in Table 1 below:

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EXECUTIVE SUMMARY	ABIGAIL PROPERTY

Table 1: Nisk1 and Whabouchi Resources

Resource ategory	Tonnes (millions)	Ni %	Cu %	Co %	Pd (g/t)	Pt (g/t)	Li2O %	BeO (g/t)

Nisk1
http://www.nemaskaexploration.com/en/Our-Properties/Lac-Arques
Measured	1.255	1.09	0.56	0.07	1.11	0.2
Indicated	0.783	1	0.53	0.06	0.91	0.29
Inferred	1.053	0.81	0.32	0.06	1.06	0.5
Whabouchi
http://www.nemaskaexploration.com/en/Our-Properties/Whabouchi
Measured	1.885						1.6	458
Indicated	7.889						1.64	446
Inferred	15.396						1.57	420

GEOLOGICAL SETTING

The Abigail property is located in the north-eastern part of the Superior Province, which itself lies in the heart of the Canadian Shield. The Superior Province extends from Manitoba to Quebec, and is mainly made up of Archean rocks. The general metamorphism is at the greenschist facies, except in the vicinity of intrusive bodies, where it can go to the amphibolite-to-granulite facies. According to Card and Ciesielski (1986), the area covered by the property is located in the Opinaca or Nemiscau sub-province.

The Abigail property is located in a gneissic formation, between the Lac des Montagnes volcano-sedimentary belt and the Champion Lake granitoïds. The geology of this area is not well known. However, the geological maps by Valiquette reveal the presence of basalt and/or amphibolite remnants in a gneissic formation intruded by granites. The geological formations strike at 045º and, like all the rocks of this area with the exception of the pegmatites, are strongly deformed. The position of the property relative to the Lac des Montagnes belt and the Champion Lake terranes is shown in the figure entitled “Local Geology”. The geology is illustrated in the figure entitled “Property Geology and Diamond Drill Holes”. The geological formations in the area are summarized on next page:

SOLUMINES

EXECUTIVE SUMMARY	ABIGAIL PROPERTY

Table of Formations

Pleistocene and Holocene	Moraines, eskers, alluvial deposits, reticulated peat bogs, morainic belts

PRECAMBRIAN	11: Diabase
10: Pegmatites
a) White with muscovite, tourmaline, garnet and magnetite
b) Pink, with microcline
9: White and pink granite
8: Grey hornblende-oligoclase granite with phenocrists of pink microcline
7: Ultramafic rocks: Serpentinites, tremolite rocks
6: Hornblende-plagioclase gneiss
5: Metasomatic anthophyllite-cordierite rocks
4: Paragneiss or biotite schists; garnet-biotite schists; porphyroblastic schist:
Garnet, sillimanite, biotite
Garnet, cordierite, biotite
Garnet, andalousite, biotite
Staurotide, sillimanite, andalousite, biotite
Sillimanite, cordierite, andalousite, biotite
Amphibole paragneiss
3: Quartz-rich paragneiss; sillimanite, sericite and quartz schist; impure quartzite
2: Pillowed metavolcanic amphibolites
1: Oligoclase gneiss

DEPOSIT TYPES

The geology of the property is relatively complex and unexplored. At this point, three types of deposits may occur on the property. They are described below in order of priority.

●	Lithium (spodumene) bearing pegmatites

In 1962-63, a lithium occurrence was discovered in a pegmatite close to the boundary of the gneissic formation and the Lac des Montagnes belt, about 1.5 km southwest of the Abigail property. Values of up to 2.34% Li2O, 0.13% BeO/6.4 m and 2.63% Li2O, 0.16% BeO/6.4 m in Hole 14891 and 1.44% Li2O over 83.2 in Hole 24042 were reported in GM 57880 by Canico. Forty years later, Inco re-sampled the same pegmatite for its tantalum content and obtained 0.026% Ta over 1.0 m and 3.53% Li2O also over 1.0 m in channel samples. This spodumene1 bearing pegmatite is now owned by Nemaska Exploration Inc., and is known as the Whabouchi property. Since it acquired the property, Nemaska has completed about 12,750 m of drilling. In May 2010, Nemaska published a NI 43-101 resource estimate, reported in Table 1 of this summary.

●	Magmatic nickel sulphide deposits associated with an ultramafic intrusion
In 2008, Golden Goose produced an updated resource estimate for the Nisk-1 deposit (Lac Levac property), located about 6.5 km ESE of the property. The Nisk-1 deposit is located close to the

1 Spodumene : Lithium-bearing mineral

SOLUMINES

EXECUTIVE SUMMARY	ABIGAIL PROPERTY

boundary between the gneissic formation and the Lac des Montagnes Belt. It is related to an ultramafic intrusion which cuts the surrounding rocks. Nisk-1 was described by Pierre Trudel, Eng, Ph.D.2 as a magmatic nickel sulphide deposit associated with an ultramafic intrusion. Known orebodies of this type are Voisey’s Bay (Labrador) and Lynn Lake (Manitoba). The NI 43-101 resources reported by Golden Goose are shown in Table 1 of this summary.

●           Uranium and associated elements in pegmatites

A uranium–thorium occurrence was discovered around 1978 in a pegmatite with 1,189 ppm ThO2 and 565 ppm U3O8, approximately 15 km ENE of the property in a pegmatite located within the same gneissic formation. It is identified on the map entitled Property Geology and Diamond Drill Holes as the Lac Arques SW occurrence.

DISCUSSION AND CONCLUSION

The Abigail property is located in a gneissic formation between the Champion Lake granitoïds and the Lac des Montagnes volcano-sedimentary belt. Little is known about the geology of this area, as only large-scale geological and lake bottom sediment geochemistry surveys have been completed by the MRNFQ up until now.

The property is on strike with the spodumene-bearing pegmatite located on the Whabouchi property held by Nemaska Exploration Inc. The Abigail property is underlain by the same gneissic formation that hosts the Lac Arques SW pegmatite showing, with 1,189 ppm Th and 563 ppm U3O8. Magmatic NI-Cu type deposit associated with ultramafic intrusions may also be found.

The author has had access to the geophysical airborne surveys flown over the Lac Arques property (which contains the Nisk-1 deposit) and the Whabouchi property. The Whabouchi spodumene-bearing pegmatite is located in a low magnetic anomaly on the flank of a medium magnetic high. A high magnetic anomaly located about 1 km north of the Whabouchi pegmatite can be interpreted as an ultramafic intrusion. An airborne survey over the Abigail property could lead to the discovery of the same magnetic signature and help locate pegmatite and ultramafic intrusions of the Whabouchi and Nisk-1 type.

2 In Trudel, P., 2008: Resource Estimate for the Nisk-1 Deposit, Lac Levac Property, Nemiscau, Quebec, NI 43-101 Technical Report. Golden Goose Resources Inc., source: www.goldengooseres.com

SOLUMINES

EXECUTIVE SUMMARY	ABIGAIL PROPERTY

It should also be noted that the south part of the property is traversed by the Route du Nord, an all-season gravel road. Housing facilities are located 15 km to the west, which greatly enhances the economics of the project.

RECOMMENDATIONS

The first exploration work suggested is an airborne electromagnetic and magnetic survey, covering the whole property, at a 125-m line spacing. This survey will locate the ultramafic intrusions if they exist, the basalt and/or ultramafic remnants, the contacts between the gneiss and the Champion Lake granitoïds and, if the magnetic contrast with the encasing rocks is strong enough, the pegmatites. This survey should be followed by a geological survey and prospecting program covering the targets to be defined by the airborne survey.

The budget to complete the proposed work is given below:

Airborne Magnetic and Electromagnetic Survey (125 m line spacing)	Quantity	Unit	Unit cost	Total

Airborne survey, mob and demob, lump sum				$20,000
Survey (Mag and VLF)	1,095	km	$73	$79,935
Wait time, additional survey lines, etc.				$35,000
Contingency 12%				$16,192
Total airborne survey	750	km		$151,127
Geological survey and prospecting
Geological survey, 2 geologist, 2 helpers, room and board, helicopter support if needed, assays, all inclusive, for approximately 45 days				$135,000
Contingency 12%				$16,200
Total geological survey				$151,200
Total airborne and geology				$302,327

SOLUMINES

EXECUTIVE SUMMARY	ABIGAIL PROPERTY

REFERENCES

Valiquette, G., 1963: Geology of Montagnes Lake Area. Mistassini Territory, preliminary report. MRNFQ, RP 500 (a)

Valiquette, G., 1964: Geology of Lemare Lake area, Mistassini Territory, preliminary report. MRNFQ RP 518 (a)

Valiquette, G., 1975: Région de la rivière Nemiscau, MRNFQ, RG 158.

MRNFQ: Lake bottom sediment geochemistry. Integrated in the Sigeom database.

Beaupré, M.A., 2007: Évaluation du potential minier de la propriété du Lac Levac, située sur le territoire de la Baie James. Rapport technique NI 43-101, Golden Goose Resources, le 16 juillet 2007, filed on www.sedar.com

Trudel, P., 2008: Resource Estimate for the Nisk-1 Deposit, Lac Levac Property, Nemiscau, Quebec, NI 43-101 Technical Report. Golden Goose Resources Inc., June 2008, filed on www.sedar.com

Théberge, D., 2009: NI 43-101 Qualifying Report, Pertaining to: The Whabouchi Property, James Bay Area NTS Sheets 32O/12, October 2, 2009. Prepared for Nemaska Exploration Inc. and filed on www.sedar.com

Raymond, D., Théberge, D., 2009: NI 43-101 Qualifying Report, Pertaining to: The Lac Arques Property, James Bay Area NTS Sheets 32O/11, 32O/12, 32O/13 and 32O/14, October 5, 2009. Prepared for Nemaska Exploration Inc. and filed on www.sedar.com

And Nemaska Exploration Inc.: press releases

SOLUMINES

EXECUTIVE SUMMARY	ABIGAIL PROPERTY

SCHEDULE 1

CLAIMS LIST

SOLUMINES

CLAIMS LIST

NTS Sheet	Title #	Expiry date	Area (Ha)	Accrued work	Required work	Mining duties	Claims holder
SNRC 32O12	2198771	January 11, 2012	53.36	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2198772	January 11, 2012	53.36	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2198773	January 11, 2012	53.36	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2198774	January 11, 2012	53.36	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2198775	January 11, 2012	53.36	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202065	January 19, 2012	53.44	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202066	January 19, 2012	53.44	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202067	January 19, 2012	53.44	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202068	January 19, 2012	53.43	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202069	January 19, 2012	53.43	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202070	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202071	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202072	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202073	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202074	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202075	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202076	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202077	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202078	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202079	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202080	January 19, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202081	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202082	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202083	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202084	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202085	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202086	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202087	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202088	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202089	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202090	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202091	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202092	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202093	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202094	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202095	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202096	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202097	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202098	January 19, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202099	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202100	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202101	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202102	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202103	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2202104	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223683	April 28, 2012	53.42	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223684	April 28, 2012	53.42	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223685	April 28, 2012	53.42	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223686	April 28, 2012	53.42	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223687	April 28, 2012	53.42	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223688	April 28, 2012	53.42	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223689	April 28, 2012	53.42	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223690	April 28, 2012	53.41	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223691	April 28, 2012	53.41	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223692	April 28, 2012	53.41	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223693	April 28, 2012	53.41	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223694	April 28, 2012	53.41	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223695	April 28, 2012	53.41	$0	$1,200	$52	Nicole Arpin

CLAIMS LIST

NTS Sheet	Title #	Expiry date	Area (Ha)	Accrued work	Required work	Mining duties	Claims holder
SNRC 32O12	2223696	April 28, 2012	53.4	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223697	April 28, 2012	53.4	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223698	April 28, 2012	53.4	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223699	April 28, 2012	53.4	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223700	April 28, 2012	53.4	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223701	April 28, 2012	53.39	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223702	April 28, 2012	53.39	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223703	April 28, 2012	53.39	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223704	April 28, 2012	53.39	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223705	April 28, 2012	53.38	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223706	April 28, 2012	53.38	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223707	April 28, 2012	53.38	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223708	April 28, 2012	53.38	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223709	April 28, 2012	53.37	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223710	April 28, 2012	53.37	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223711	April 28, 2012	53.37	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223712	April 28, 2012	53.37	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223713	April 28, 2012	53.37	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223714	April 28, 2012	53.36	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2223715	April 28, 2012	53.36	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229259	May 4, 2012	53.38	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229260	May 4, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229261	May 4, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229262	May 4, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229263	May 4, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229264	May 4, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229265	May 4, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229266	May 4, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229267	May 4, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229268	May 4, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229269	May 4, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229270	May 4, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229271	May 4, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229272	May 4, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229273	May 4, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229274	May 4, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229275	May 4, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229276	May 4, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229277	May 4, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229278	May 4, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229279	May 4, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229280	May 4, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229850	May 5, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229851	May 5, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229852	May 5, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229853	May 5, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229854	May 5, 2012	53.37	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229855	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229856	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229857	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229858	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229859	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229860	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229861	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229862	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229863	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229864	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229865	May 5, 2012	53.36	$0	$1,200	$52	Alain champagne

CLAIMS LIST

NTS Sheet	Title #	Expiry date	Area (Ha)	Accrued work	Required work	Mining duties	Claims holder
SNRC 32O12	2229866	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229867	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229868	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229869	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229870	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229871	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229872	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229873	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229874	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229875	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229876	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229877	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229878	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229879	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229880	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229881	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229882	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229883	May 5, 2012	53.35	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229884	May 5, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229885	May 5, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229886	May 5, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229887	May 5, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229888	May 5, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229889	May 5, 2012	53.34	$0	$1,200	$52	Alain champagne
SNRC 32O12	2229930	May 5, 2012	53.44	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229931	May 5, 2012	53.44	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229932	May 5, 2012	53.44	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229933	May 5, 2012	53.44	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229934	May 5, 2012	53.44	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229935	May 5, 2012	53.44	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229936	May 5, 2012	53.43	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229937	May 5, 2012	53.43	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229938	May 5, 2012	53.43	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229939	May 5, 2012	53.43	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229940	May 5, 2012	53.43	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229941	May 5, 2012	53.43	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229942	May 5, 2012	53.43	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229943	May 5, 2012	53.42	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229944	May 5, 2012	53.41	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229945	May 5, 2012	53.35	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229946	May 5, 2012	53.35	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229947	May 5, 2012	53.35	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229948	May 5, 2012	53.35	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229949	May 5, 2012	53.35	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229950	May 5, 2012	53.35	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229951	May 5, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229952	May 5, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229953	May 5, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229954	May 5, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229955	May 5, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229956	May 5, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229957	May 5, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229958	May 5, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229959	May 5, 2012	53.34	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229960	May 5, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229961	May 5, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229962	May 5, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229963	May 5, 2012	53.33	$0	$1,200	$52	Nicole Arpin

CLAIMS LIST

NTS Sheet	Title #	Expiry date	Area (Ha)	Accrued work	Required work	Mining duties	Claims holder
SNRC 32O12	2229964	May 5, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229965	May 5, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O12	2229966	May 5, 2012	53.33	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202105	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202106	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202107	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202108	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202109	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202110	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202111	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202112	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202113	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202114	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202115	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202116	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202117	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202118	January 19, 2012	53.32	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202119	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202120	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202121	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202122	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202123	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202124	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202125	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202126	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202127	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202128	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202129	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202130	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202131	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202132	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202133	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202134	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202135	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202136	January 19, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202137	January 19, 2012	53.3	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202138	January 19, 2012	53.3	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202139	January 19, 2012	53.3	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202140	January 19, 2012	53.3	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202141	January 19, 2012	53.3	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202142	January 19, 2012	53.3	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202143	January 19, 2012	53.29	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2202144	January 19, 2012	53.29	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2223068	April 27, 2012	53.31	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2223069	April 27, 2012	53.3	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2223070	April 27, 2012	53.3	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2223071	April 27, 2012	53.3	$0	$1,200	$52	Nicole Arpin
SNRC 32O13	2223072	April 27, 2012	53.3	$0	$1,200	$52	Nicole Arpin
Total	222 titles		11,844.52	$0	$266,400	$11,544

EXECUTIVE SUMMARY	ABIGAIL PROPERTY

SCHEDULE 2

MAPS

LOCATION MAP
CLAIM MAP
LOCAL GEOLOGY
PROPERTY GEOLOGY AND DIAMOND DRILL HOLES

SOLUMINES

Réservoir Opinaca
Campement de l'Eastmain
Centrale de l'Eastmain-1
Centrale de l'Eastmain-1-A
Réservoir de l'Eastmain 1
Campement de la Nemiscau
Campement de la Rupert
Biefs Rupert (projetés)
Nemaska
Relais routier km 257
Route de la Baie-James
Route du Nord (gravier)
Route d'accès à la mine Troilus
Mistissini
Chibougamau
Chapais
Oujé-Bougoumou
Waswanipi
Desmaraisville
Miquelon
QUÉBEC
Claims
0 2 4 km
Scale
N

LOCATION MAP
Hydro Quebec Facilities
Nemaska Area
ABIGAIL PROPERTY

PREPARED BY: *SOLUMINES*
DATE: *2010/03/04*
File: Location-map_Hydro-Quebec_2

FIGURE: 1

LA GRANDE
BVREI
BAIE
JAMES
GR-AM
BVREI
SV-AM
LA GRANDE
BVREI
OPINACA
AM
N
NEMISCAU-1
(N-1)
GR-AM
TERRAIN DU
LAC CHAMPION
(TLC)
Abigail
Property
AM
BANDE DU LAC
DES MONTAGNES (BLM)
NEMISCAU-2
(N-2)
GR-AM
OPATICA NE
(ONE)
NEMISCAU-3
(N-3)
GR-AM
FLC
KFZ
GR-AM
OPATICA NW-1
(ONW-1)
OPATICA NW-2
(ONW-2)
GT
OPATICA
SUD
(OS-2)
BM
LRT
Lac
Evans
BVFE-2
SV-AM
Lac
Storm
DN
DS
DM
BANDE FROTET-EVANS
(BVFE)
BVFE-1
AM-SV
Lac
Assinica
BVFE-3
SV-AM
OPATICA SUD
(OS-1)
OPATICA SUD
(OS-1)
0
25
50
kilometres
KFZ
GRENVILLE
78°
76°
74°
52°
51°
ARCHÉEN
PALÉOZOÏQUE
GRENVILLE
SUPÉRIEUR
Couvertures protérozoïques
Granitoïdes tardifs
Gabbros/diorites
Roches sédimentaires; paragneiss (faciès SV-AM)
Paragneiss; migmatites (faciès AM-GR)
Volcanites felsiques
Ultramafites
Volcanites mafiques; amphibolites
Granitoïdes; orthogneiss
Orthogneiss; granitoïdes non différenciés
Discordance d'érosion; paléorégolite
Faille
Cisaillement dextre
Cisaillement senestre
Faille inverse avec linéation d'étirement
Limite de sous-province
Limite de terrain
Route

LOCAL GEOLOGY
ABIGAIL PROPERTY

PREPARED BY: *SOLUMINES*
DATE: *2009/27/10*

File: Local Geology_1